UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 28, 2005

COLEY PHARMACEUTICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51472	06-1506689
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

93 Worcester Street, Suite 101

Wellesley, MA 02481

(781) 431-9000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER	EVENTS.

On November 28, 2005, Coley Pharmaceutical Group, Inc. issued a press release announcing the initiation of two Phase III clinical studies of PF-3512676 (CPG 7909, formerly ProMune™) in first-line non-small cell lung cancer (NSCLC) under the special protocol assessment (“SPA”) procedure of the U.S. Food and Drug Administration. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01. FINANCIAL	STATEMENTS AND EXHIBITS.

(d)	The following exhibit is furnished with this report:

Exhibit Number	Description

99.1	Press Release of Coley Pharmaceutical Group, Inc. dated November 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLEY PHARMACEUTICAL GROUP, INC.

Dated: November 28, 2005	By: /s/ Robert L. Bratzler
Robert L. Bratzler President and Chief Executive Officer